UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2017

JAGUAR ANIMAL HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01                   Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On June 29, 2017, Jaguar Animal Health, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Chicago Venture Partners, L.P. (“CVP”), pursuant to which the Company issued to CVP a convertible promissory note (the “Note”) in the aggregate principal amount of $2,155,000 for an aggregate purchase price of $1,700,000. The Note carries an original issue discount of $425,000, and the initial principal balance also includes $30,000 to cover CVP’s transaction expenses. The Company is required under the agreement to use $1,000,000 of the net proceeds from the sale of the Note to reduce the Company’s outstanding obligations under that certain loan and security agreement, dated August 18, 2015, between the Company and Hercules Capital, Inc. (f/k/a Hercules Technology Growth Capital, Inc.) (as amended, the “Hercules Loan”) and will use the remainder of the proceeds for general corporate purposes. The Note bears interest at the rate of 8% per annum and matures on August 2, 2018. The Note is convertible at the option of the holder into shares of the Company’s common stock (the “Conversion Shares”) at a conversion price of $1.00 per share, subject to adjustments as provided in the Note, any time after the earlier of (i) the date that is six months after the date that CVP delivers the purchase price of the Note to the Company (the “Purchase Price Date”) and (ii) the effective date of the resale registration statement that the Company is required to file to register the resale of the Conversion Shares (the “Resale S-1 Effective Date”).

CVP has contractually agreed to restrict its ability to convert the Note such that the number of shares of common stock held by CVP and its affiliates after such conversion does not exceed 9.99% of the Company’s then total issued and outstanding shares of common stock.

Under the Securities Purchase Agreement, the Company is subject to certain covenants, including the obligations of the Company to: (i) timely file all reports required to be filed under Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and not terminate its status as an issuer required to file reports under the Exchange Act; (ii) maintain listing of the Company’s common stock on a securities exchange; (iii) avoid trading in the Company’s common stock from being suspended, halted, chilled, frozen or otherwise ceased; (iv) not issue any variable securities (i.e., Company securities that (a) have conversion rights of any kind in which the number of shares that may be issued pursuant to the conversion right varies with the market price of the Company’s common stock or (b) are or may become convertible into shares of the Company’s common stock with a conversion price that varies with the market price of such stock) that generate gross cash proceeds to the Company of less than the lesser of $1 million and the then-current outstanding balance of the Note without CVP’s prior consent; (v) not grant a security interest in its assets without CVP’s prior consent, (vi) maintain a reserve of common stock for issuance upon conversion of the Note; and (vi) other customary covenants and obligations, for which the Company’s failure to comply may be subject to certain liquidated damages.  The Company is also required to file a registration statement to register the Conversion Shares on or before August 31, 2017 and to cause such registration statement to be declared effective by the Securities and Exchange Commission within ninety days of the filing date.

In addition, beginning on the earlier of (i) Resale S-1 Effective Date and (ii) the Purchase Price Date, CVP will have the right to redeem a portion of the outstanding balance of the Note in any amount up to $350,000 per month. The redemption(s) may be satisfied in cash or stock (so long as the various conditions to paying stock set forth in the Note are satisfied), at the election of the Company; provided, however, that if the Company’s stock is trading below $1.15 per share, the redemption(s) must be in cash.

The Note was offered and sold pursuant to an exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Subordination Agreement and Right to Purchase Debt

CVP and the Company also entered into a subordination agreement and right to purchase debt (the “Subordination Agreement”) with Hercules, pursuant to which (i) CVP subordinated (a) all of the Company’s debt and obligations to CVP to all of the Company’s indebtedness and obligations to Hercules and (b) all of CVP’s security interest, if any, in the Company’s assets to all of Hercules’ security interest in the Company’s assets and (ii) Hercules granted CVP the right to purchase 100% of the debt under the Company’s term loan so long as the purchase includes the full pay-out of funds owed to Hercules under the term loan at such time.

Security Agreement

The Company also entered into a security agreement (the “Security Agreement”) with CVP, pursuant to which CVP will receive a security interest in substantially all of the Company’s assets.  The security interest is effective upon CVP’s purchase of the Hercules Loan or upon such time that the Hercules Loan is otherwise repaid in full.

The Note, the Securities Purchase Agreement, the Subordination Agreement and the Security Agreement are filed as Exhibits 4.1, 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K, and such documents are incorporated herein by reference. The foregoing is only a brief description of the material terms of the Note, the Securities Purchase Agreement, the Subordination Agreement, and the Security Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibits.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 3.02                   Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02 in its entirety.

Item 9.01                   Financial Statements and Exhibits

(d)               Exhibits

Exhibit No.	Description
4.1	Secured Convertible Promissory Note, dated June 29, 2017, by and between Jaguar Animal Health, Inc. and Chicago Venture Partners, L.P.
10.1	Securities Purchase Agreement, dated June 29, 2017, by and between Jaguar Animal Health, Inc. and Chicago Venture Partners, L.P.
10.2	Subordination Agreement and Right to Purchase Debt, dated June 29, 2017, by and between Chicago Venture Partners, L.P., Jaguar Animal Health, Inc. and Hercules Capital, Inc.
10.3	Security Agreement, dated June 29, 2017, by and between Jaguar Animal Health, Inc. and Chicago Venture Partners, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR ANIMAL HEALTH, INC.

By:	/s/ Karen S. Wright
	Name:	Karen S. Wright
	Title:	Chief Financial Officer

Date: July 3, 2017